UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 24, 2025

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130
Long Beach, CA 90831
(Address of Principal Executive Offices)

(310) 891-1959
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

ADDITIONAL INFORMATION

You are urged to read this Current Report carefully. This Current Report is not all-inclusive and does not contain all the information that you may desire in evaluating the Company. You must conduct and rely on your own evaluation of the Company, including the merits and risks involved in making a decision to invest in our stock. No representations or warranties of any kind are intended nor should any be inferred with respect to the economic viability of the Company or with respect to any benefits, which may accrue as a result of an investment in the Company. The Company does not in any way represent, guarantee or warrant an economic gain or profit with regard to our business. We do not in any way represent or warrant the advisability of investing in our stock. Any projections, forecasts, or other forward-looking statements or opinions contained in this Current Report constitute estimates by us based upon sources deemed to be reliable, but the accuracy of this information is not guaranteed nor should you consider the information all-inclusive.

As used in this Current Report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company,” and “Bakhu” refer to Bakhu Holdings, Corp.

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

March 17, 2026 Memorandum of Understanding

On March 17, 2026, the Company entered into a Memorandum of Understanding (the “MOU”) with Phytocyte Pty Ltd., a company incorporated under the laws of Australia ("Phytocyte") and Inter-M Traders FZ-LLE, a limited liability company organized under the laws of the United Arab Emirates ("Inter-M"), under which the parties agreed to funding, corporate governance and ownership of the Company, and certain commitments and undertakings to bring the Company into good standing and the subsequent change of control of the Company.

Pursuant to the MOU, the parties agree to, including without limitation,

•Phytocyte agreeing to provide up to $600,000 of funding in the form of an interest-free, convertible promissory note (the “Phytocyte Note”), which proceeds would be used for the purposes of the payment of certain creditors and vendors, and past and present service providers to (i) facilitate the preparation and filing of the Company’s delinquent and currently due mandatory period reports with the Securities Exchange Commission, and (ii) file and pay and requisite state and federal taxes.

•Konstantia Galazi as the Company’s acting director and officer for the purpose of carrying the Company through the milestones set forth in the MOU;

•the Company shall not, without the prior written consent of Phytocyte:

(a)amend its Articles of Incorporation or By-Laws;

(b)increase or decrease the authorized number of directors;

(c)appoint any additional director or remove any director, save as expressly contemplated by the MOU Memorandum;

(d)appoint or remove any officer, save where strictly necessary for compliance purposes and recorded in the corporate minute book;

(e)issue, allot or grant any share, option, warrant, convertible security or other right to acquire voting equity;

(f)incur any borrowing, grant any security interest, or compromise any material claim outside the ordinary course of implementing the milestones set forth in the MOU;

(g)open, close or alter any bank account or signatory mandate otherwise than in accordance with board resolutions adopted pursuant to the MOU; or

(h)apply any monies advanced under the Phytocyte Note except as provided under the MOU;

Section 4.1 of the MOU further provides, among other things that the Phytocyte Note shall convert only upon satisfaction of the following matters:

(a)the delinquent and any currently due SEC filings required to bring the Company current have been prepared and filed;

(b)the auditors’ fees, tax liabilities, filing charges and compliance costs necessary to restore the Company to regulatory good standing have been paid or irrevocably provided for;

(c)the post conversion matters relating to the corporate records, post-closing governance and board composition, and other related actions, limitations and restrictions under Sections 5, 6 and 7 of the MOU have been complied with and affected;

Pursuant to the MOU, on the satisfaction of the condition set forth in Section 4.1, the Phytocyte Note shall automatically convert and the Company shall issue to Phytocyte such number of shares of common stock which shall result in Phytocyte holding seventy percent (70%) of the issued and outstanding shares of common stock of the Company.

The foregoing summary descriptions of the terms of the Memorandum of Understanding is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text the Memorandum of Understanding, attached hereto as Exhibit 10.01 to this Current Report on Form 8-K.

On April 17, 2026, the Company and Phytocyte Pty Ltd., terminated the March 17, 2026 Memorandum of Understanding. (See April 17, 2026 Termination of Memorandum of Understanding in Item 8.02 below).

Indemnification, Hold Harmless and Advancement Letter Agreement

On March 18, 2026, following the resignation of Efstathios Galazi, as the then sole officer and director of the Company and appointment of Konstantia Galazi as the sole director and officer of the Company, as set forth in Item 5 below, the Company entered into an Indemnification, Hold Harmless and Advancement Letter Agreement, whereby the Company agreed to indemnify, hold harmless and defend Efstathios Galazi against any and all losses, liabilities, damages, claims, demands, actions , suits, proceedings, judgments, fines, penalties, settlements, costs and expenses (including, without limitation, reasonable attorneys' fees, expert fees, investigation costs and disbursements) incurred by reason of the fact that the Efstathios Galazi is or was a director, officer, agent , adviser, authorized signatory or representative of the Company, or served at the request of the Company in any such capacity for another entity or enterprise.

The foregoing summary descriptions of the terms of the Indemnification, Hold Harmless and Advancement Letter Agreement, is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text the Indemnification, Hold Harmless and Advancement Letter Agreement, attached hereto as Exhibit 10.02 to this Current Report on Form 8-K.

April 7, 2026 Binding Heads of Agreement

On April 7, 2026, the Company entered into a Binding Heads of Agreement with Phytocyte, under which the parties agreed to certain funding and other commitments, interim corporate governance and undertakings to bring the Company into good standing, and the subsequent change of control of the Company.

Pursuant to the Binding Heads of Agreement, the parties agree to, including without limitation:

•PhytoCyte has agreed to provide or procure funding in the amount of up to $250,000 to be paid either to a Bakhu escrow account, or directly to its creditors, on behalf of Bakhu.

•That more detailed documents may be entered into, consistent with the Binding Heads of Agreement, including a definitive promissory note, escrow agreement, shareholders' agreement, board resolutions and stockholder consents.

•The condition precedent that Demetri Michalakis, his family members or their nominees or any officer of Inter-M make no attempt to interfere with the company in anyway and that no other material issues arise, following signature of this agreement, any breach of which PhytoCyte reserved the absolute right to withdraw from all terms of the Binding Heads of Agreement.

•Any amount advanced directly by PhytoCyte shall be evidenced shall be an interest-free and convertible promissory note (the “Phytocyte Note”), which proceeds would be used for expenses required to restore the Company to full regulatory compliance and good standing.

•That Konstantia (Nadia) Galazi is presently acting as the Company's sole director for the purpose of preserving the Company's records, compliance standing and business affairs pending the compliance restoration milestone.

•Karl E. Watkin shall be appointed to the board of the Company.

•From the date of execution of the Binding Heads of Agreement and until conversion or repayment of the promissory note to Phytocyte, the board of the Company shall initially be comprised of Konstantia (Nadia) Galazi and Karl E. Watkin, pending any later expansion to be agreed by and between the Company and Phytocyte.

•That and until conversion or repayment of the promissory note to Phytocyte, the Company shall not, without the prior written consent of PhytoCyte:

(a)amend its Articles of Incorporation;

(b)By-Laws;

(c)increase or decrease the authorized number of directors;

(d)appoint any additional director or remove any director, save as expressly contemplated by this Agreement;

(e)appoint or remove any officer, save where strictly necessary for compliance purposes and duly recorded in the minute book;

(f)issue, allot or grant any share, option, warrant, convertible security or other right to acquire voting equity; (f) incur any borrowing, grant any security interest, or compromise any material claim outside the ordinary course of implementing the Compliance Restoration Milestone;

(g)open, close or materially alter any bank account or signatory mandate other than in accordance with board resolutions adopted under this Agreement; or

(h)apply any monies advanced under the Note other than in accordance with the terms of the Binding Heads of Agreement.

Pursuant to the Binding Heads of Agreement, the Compliance Restoration Milestone shall be satisfied when: (a) the overdue SEC filings described have been prepared and filed, or otherwise validly satisfied in a manner that restores the Company's reporting position; (b) the liabilities and expenses necessary to restore the Company to active and good standing, including any other fees, taxes, filing charges or compliance costs essential to that outcome, have been paid, settled, compromised or irrevocably provided for; the corporate actions required by this Agreement and schedules have been completed; and (d) documentary evidence of the matters referred to above has been placed with the Company's records and furnished to the Parties.

Pursuant to the Binding Heads of Agreement, on the first Business Day following satisfaction of the Compliance Restoration Milestone, the amounts paid by PhytoCyte shall automatically convert and the Company shall issue and register such number of voting common shares as shall result in Phytocyte holding seventy percent (70%) of the issued and outstanding voting common stock of the Company on a fully diluted basis immediately after conversion.  As a result of such conversion, the existing shareholders of the Company shall be diluted so that their collective ownership immediately after conversion is thirty percent (30%) of the then issued and outstanding voting common stock of the Company on a fully diluted basis.

The foregoing summary descriptions of the terms of the Binding Heads of Agreement is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text the Binding Heads of Agreement, attached hereto as Exhibit 10.03 to this Current Report on Form 8-K.

See “Certain Relationships” in Item 8.01 Other Information, below regarding the ownership, control and various relationships of the parties.

ITEM 4.01 - CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

As stated in Item 4.01 of the Company’s Current Report on Form 8-K filed October 24, 2024, on July 25, 2024 the Company’s independent registered public accounting firm, advised the Company, advised the Company that he could not serve as the Company’s independent registered public accounting firm for the year ended July 31, 2024, due to a pending inquiry by the Public Company Accounting Oversight Board (“PCAOB”) on matters unrelated to the Company.

On April 23, 2026, our Board of Directors approved the engagement of Qi CPA LLC, 129 Rockway Avenue, #1008, Valley Stream, NY 11580, as our registered public accounting firm, effective immediately, including to report on our financial statements for the years ending July 31, 2024 and July 31, 2025.

No consultations occurred between us and Qi CPA LLC during the two most recent audited fiscal years and through April 23, 2026, regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Qi CPA LLC concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of disagreement, as that term is defined in S-K 304(a)(1)(iv) and the related instructions to S-K 304, or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 5.01 -CHANGES IN CONTROL OF REGISTRANT.

As set forth in Item 1.01., pursuant to the Binding Heads of Agreement, upon the satisfaction of the Compliance Restoration Milestone, the Phytocyte Note contemplated by the Binding Heads of Agreement shall automatically convert and the Company shall issue to Phytocyte such number of shares of common stock which shall result in Phytocyte holding seventy percent (70%) of the issued and outstanding shares of common stock of the Company, which will constitute a change in control of the Company. As set forth under Certain Relationship under Item 8.01 Other Events, Karl E, Watkin is the owner of and in control of Phytocyte, and would as provided in the Binding Heads of Agreement have voting control of all matters pertaining to the Company, subject to any limitations and restrictions of the Binding Heads of Agreement and applicable law.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

January 2025 Departure of Officers and Directors

Between January 24, 2025 and January 28, 2025, following the deadlock and inability of the then board to agree on the terms of the Employment Agreement for then CEO Teddy Scott and Consulting Agreement of Mitchel Kahn, all the then officers and directors, Teddy Scott, Mitchel Kahn, Aristotle Popolizio, Peter Whitton, Alvin Sun and Juan Carlos Garcia La Sienra, resigned.

June 2025 Appointment Efstathios Galazis as Director and Officer

On or about June 1, 2025 Efstathios Galazis was appoint as the sole director and officer of the Company, who served in such capacity until his resignation on March 18, 2025.

March 18, 2026 Resignation of Efstathios Galazis as Director and Officer

On March 18, 2026 Efstathios Galazis resigned as a director and officer of the Company.

Appointment of Konstantia (Nadia) Galazi as Director and Officer

On March 18, 2026 Konstantia (Nadia) Galazi was appointed as the sole director, the President, CEO, Secretary and CFO of the Company.

Konstantia (Nadia) Galazi has extensive experience in accountancy, corporate governance, anti-money laundering and regulatory compliance, with over two decades of professional experience in regulated environments, including FCA-regulated firms and AIM-listed group structures and their subsidiaries. She has served as a company secretary across various public limited companies and has held Finance Director roles within a number of UK companies, with responsibility for financial management, governance frameworks and statutory compliance. Her experience includes involvement in complex corporate transactions, including share-for-share exchanges, group restructurings and governance implementation across multi-jurisdictional entities. She previously served as a director of Newgate Solutions Ltd, a subsidiary of NextGate Solutions, Inc. (Pasadena, California), a healthcare technology company specialising in identity resolution and Enterprise Master Person Index (EMPI) solutions.  NextGate Solutions, Inc. was acquired by Rhapsody, a global healthcare data interoperability company backed by Hg Capital, in March 2022 and subsequently integrated into its platform. In addition, she served as Compliance Officer and Deputy AML Manager at AGK Partners, Chartered Accountants, London, for over 20 years, with responsibility for anti-money laundering frameworks, regulatory compliance and governance oversight, including matters relating to proceeds of crime regulations. Ms. Galazi brings significant experience in financial oversight, regulatory remediation and governance implementation, and is well positioned to support companies in achieving and maintaining compliance and good standing within applicable regulatory and reporting frameworks.

Appointment of Karl E. Watkin as Director

On April 10, 2026, Karl E. Watkin, was appointed as a director of the Company.

Karl E. Watkin is the owner and controls Menelaus Holding FZ LLC and Phytocyte Pty Ltd. Mr. Watkin is an entrepreneur, director, salesman, strategist and inspirational leader with a proven track record of identifying and developing emerging technologies. Raised $1bn+ in investment funds; Mr. Watkin has been a climate change activist for 30 years. He Chaired the United Nations Foundation Bio Energy Board for 5 years. He was a United Nations Delegate at New York, Copenhagen and Bali COPs. Mr. Watkin has chaired and delivered the white papers on Climate Change Mitigation and Adaptation for the UNF, implemented worldwide. Mr. Watkin is currently leading the development of a number of Pharmaceutical and bio science technologies and products in UK, Australia, New York, Hong Kong and Vietnam. He has significant public company corporate governance experience and specialized in developing start-up businesses for the last 40 years, successfully bringing those businesses from concept to IPO.

ITEM 8.01 - OTHER EVENTS

March 24, 2026 Inquiry from the SEC

On March 24, 2026 the Company received a letter from the Securities and Exchange Commission (“SEC”) regarding the Company’s non-compliance and failure to file is mandatory period reports.  The Company responded to the SEC on April 6, 2026 confirming its filing obligations and again on April 14, 2026 advising the SEC and confirming that the Company intends to undertake and proceed with the preparation and filing of its delinquent period reports to bring the Company into compliance with its reporting obligations, and requested that the SEC refrain from and not commence administrative proceedings to revoke the Company’s registration pursuant to Section 12(j) of the Exchange Act, or suspend trading pursuant to Section 12(k), and allow the Company to bring its delinquent mandatory periodic filings current and in compliance with its filing obligations within the time outlined in its April 14, 2026 letter.

The Company has undertaken discussions with proceeding with engaging the various necessary professionals and services providers required to prepare and file the delinquent and current required period reports.

April 17, 2026 Termination of Memorandum of Understanding

On April 17, 2026, the Company and Phytocyte Pty Ltd., terminated the prior Memorandum of Understanding (the “MOU”) entered into on March 17, 2026 (See Item 1.01 above). The Company and Phytocyte determined that following receipt of the March 24, 2026 Inquiry from the SEC (See Item 8.02 below), that the funding structure contemplated by the MOU was no longer sufficient or available for the purposes contemplated by the MOU, and that additional funding cannot presently be secured on terms acceptable to Phytocyte.

May 28, 2026 Termination of Convertible Note Term Sheet and Amendments

On May 28, 2026, the Company terminated any rights of  JR Munoz, the OZ Company, Inter-M Traders FZ LLC and/or Cell Science Holding Ltd., pursuant to the Convertible Note Term Sheet dated July 20, 2023, the First Amendment to Term Sheet dated August 17, 2023, the Second Amendment to Term Sheet dated September 13, 2023 and the Third Amendment to Term Sheet dated February 14, 2024, to designate, appoint, or remove any directors and/or officers of the Corporation, to choose, reject or veto any candidate to the board or as an officer of the Corporation, or in any way interfere with the corporate governance of the Corporation and the board.

Certain Relationship

Commencing in 2017, Inter-M Traders FZ, LLE, initiated an effort to commercialize a proprietary cell replication technology invented principally by Dr. Whitton and held with his associates by Mentone, Inc. To implement this strategy, the cell replication intellectual property was transferred to a newly organized Cyprus limited liability company, Cell Science Holding Ltd. (“Cell Science”), which is owned 40% by Inter-M Traders FZ LLE, 30% by Mentone Ltd, and 30% by OZ Company. In turn, in late 2018, Cell Science granted to Bakhu certain licensing rights to the cell replication technology to produce cannabinoids in North America. Bakhu was then a dormant US publicly held corporation.  As partial consideration for the license, Bakhu issued 210,000,000 shares of common stock to Cell Science.

The following relationships are known by us to exist among parties with whom or which we have had or have transactions.

•We obtained the license of rights to the intellectual property on which our business is based from Cell Science Holding Ltd., which is owned 40% by Inter-M Traders FZ, LLE., 30% by Mentone Ltd., and 30% by OZ Company.

•Inter-M Traders FZ, LLE, owns 115,783,555 shares of our outstanding common stock, which represents approximately 38.44% of the voting power of the corporation on all matters submitted to the stockholders for consideration. Additionally, as a result of its ownership in Cell Science, Inter-M Traders FZ, LLE has a direct interest in the licensor, Cell Science.

•Demetri Michalakis is director and Manager of Traders FZ LLE, and is therefore deemed to be the beneficial owner of the 115,783,555 shares of our outstanding common stock owned by Inter-M Traders FZ LLE, which represents 38.44% of the voting power of the corporation on all matters submitted to the stockholders for consideration. Mr. Michalakis is also the Chairman of Inter-M Traders Group of Companies provides financial, strategic and advisory services to the Company. The Inter-M Traders Group of Companies has an ongoing and continuing relationship with Cell Science, Bakhu, OZ Company, and Blackhawk Science among others. Mr. Michalakis is the father of Aristotle Popolizio, our director and an executive officer.

•Mentone Ltd., a United Kingdom company, is owned by Dr. Peter Whitton, Geoffrey Dixon, and Karl Watkin. Mentone Ltd. Owns 6,000,000 shares of our outstanding common stock. In addition, Mentone Ltd. Is a 30% owner of Cell Science, and as a result of its ownership in Cell Science, has a direct interest in the licensor, Cell Science.

•Dr. Peter Whitton, is the inventor of the licensed technology that is the subject of the Integrated License Agreement set forth above. As a result of his direct ownership of shares of common stock, his ownership in Mentone Ltd., Dr. Whitton’s collective ownership of our stock represents approximately 9.97% of the voting power of the Corporation on all matters submitted to the stockholders for consideration.

•Geoffrey Dixon is a 33% owner of Mentone Ltd. As a result of his direct ownership of shares of common stock, his ownership in Mentone Ltd., and Mentone’s ownership of Cell Science, Mr. Dixon’s collective ownership of our stock represents approximately 9.94% of the voting power of the Corporation on all matters submitted to the stockholders for consideration.

•Karl E. Watkin, a current director, is a 33% owner of Mentone Ltd. As a result of his ownership of shares of common stock through his company Menelaus Holding FZ LLC, his ownership in Mentone Ltd., and Mentone’s ownership of Cell Science, Mr. Watkin’s collective ownership of our stock represents approximately 10.04% of the voting power of the Corporation on all matters submitted to the stockholders for consideration.  Further, Mr. Watkin is the owner, sole director and control’s Phytocyte who is a party to the MOU described in Item 1.01 above.

•John R. Munoz is the beneficial owner of approximately 9,249,161 shares of our outstanding common stock. Mr. Munoz is also the owner of OZ Company. As a result of OZ Company’s ownership in Cell Science, Mr. Munoz has an indirect interest in the licensor, Cell Science. Mr. Munoz and OZ Company provide financial, strategic and advisory services to the Company.

•OZ Company is owned and controlled by John R. Munoz. As a result of OZ Company’s ownership in Cell Science, OZ Company has a direct interest in the licensor, Cell Science. Additionally, OZ Company has and continues to provide working capital debt financing to the Company. Additionally, OZ Company has and conditions to provide working capital debt financing to the Company.  The OZ Company provides financial, strategic and advisory services to the Company.

•Phytocyte Pty Ltd., a company incorporated under the laws of Australia ("Phytocyte") is owned and controlled by Karl E. Watkin. Pursuant to the MOU set forth in Item 1.01, upon the satisfaction of certain conditions set forth in the MOU, Phytocyte will be issued and own such number of shares of common stock which will represent 70% of the voting power of the Corporation.

•Efstathios Galazis is the son of Konstantia (Nadia) Galazi a current director, President, CEO, Secretary and CFO of the Company.

•Konstantia (Nadia) Galazi, a current director, President, CEO, Secretary and CFO of the Company, is the mother of former director Efstathios Galazis.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
10.1	March 17, 2026 Memorandum of Understanding between Bakhu, Phytocyte and Inter-M Traders (1)

10.2	March 18, 2026 Indemnification, Hold Harmless and Advancement Letter Agreement (1)

10.3	April 17, 2026 Binding Heads of Agreement (1)

(1)  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS, CORP.

Dated: May 28, 2026	/s/ Konstantia Galazi
By: Konstania Galazi
Title: President and Chief Executive Officer
(Principal Executive Officer)